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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                           Date of Report: May 4, 1999

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              1-111150                                 98-0122944

             (Commission                              (IRS Employer
             file number)                         Identification Number)

                            5 CIVIC PLAZA, SUITE 100
                         NEWPORT BEACH, CALIFORNIA 92660
               (Address of principal executive offices) (zip code)

                                 (949) 720-8800
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

Following the Company's April 30, 1999 announcement that it had not made certain scheduled interest payments on its 12 1/2% Senior Subordinated Notes, three minority holders of the Senior Subordinated Notes, consisting of Turnberry Capital Partners LP, Turnberry Ltd, and Turnberry Capital International Ltd filed a petition listing claims totaling $12.6 million. The petition seeks to place the Company in involuntary Chapter 7 bankruptcy. The petition was filed in U.S. Bankruptcy Court in Delaware.

The information set forth in the Registrant's news release dated May 4, 1999 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

                  99.1      Text of Press Release dated May 4, 1999

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its bebalf by the undersigned hereunto duly authorized.

                                           Imagyn Medical Technologies, Inc.

Date:  May 4, 1999                         By  /s/  Michael A. Montevideo
                                           ------------------------------
                                           Michael A. Montevideo
                                           Senior Vice President and
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number                   Description
------                   -----------
 99.1          Text of Press Release dated May 4, 1999